SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2004

KNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32647	58-2424258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 O. G. Skinner Drive, West Point, Georgia 31833

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (706) 645-8553

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release dated May 24, 2004 (This exhibit is furnished, not filed, pursuant to Item 9).

Item 9. Regulation FD Disclosure.

On May 24, 2004, Knology, Inc. issued a press release announcing that it has entered into a definitive agreement to sell its Cerritos cable system to Orange Broadband, Inc. The text of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 9 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Knology, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOLOGY, INC.

Date: May 25, 2004	By:	/s/ Robert K. Mills
Robert K. Mills
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Press Release dated May 24, 2004 (This exhibit is furnished, not filed, pursuant to Item 9).